Exhibit 25.1

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

☐ CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

(Exact name of trustee as specified in its charter)

95-3571558
(Jurisdiction of incorporation if not a U.S. national bank)	(I.R.S. employer identification no.)

400 South Hope Street Suite 500 Los Angeles, California	90071
(Address of principal executive offices)	(Zip code)

Anheuser-Busch InBev Finance Inc.

(Exact name of obligor as specified in its charter)

Delaware, United States of America	38-3893771
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

250 Park Avenue, New York, New York United States of America	10177
(Address of principal executive offices)	(Zip code)

ANHEUSER-BUSCH INBEV SA/NV

(Exact name of registrant as specified in its charter)

Belgium	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Brouwerijplein 1, 3000 Leuven, Belgium (Address of principal executive offices)	(Zip code)

Anheuser-Busch InBev Worldwide Inc.

(Exact name of registrant as specified in its charter)

Delaware, United States of America	90-0427472
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

One Busch Place St. Louis. Missouri United States of America (Address of principal executive offices)	63118 (Zip code)

Cobrew NV

(Exact name of registrant as specified in its charter)

Belgium	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Brouwerijplein 1, 3000 Leuven, Belgium
(Address of principal executive offices)	(Zip code)

Brandbrew S.A.

(Exact name of registrant as specified in its charter)

Luxembourg	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Zone Industrielle Breedewues No. 15, L-1259 Senningerberg Luxembourg
(Address of principal executive offices)	(Zip code)

Brandbev S.à r.l.

(Exact name of registrant as specified in its charter)

Luxembourg	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Zone Industrielle Breedewues No. 15, L-1259 Senningerberg Luxembourg
(Address of principal executive offices)	(Zip code)

Anheuser-Busch Companies, LLC

(Exact name of registrant as specified in its charter)

Delaware, United States of America	43-1162835
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

One Busch Place St. Louis. Missouri United States of America	63118
(Address of principal executive offices)	(Zip code)

Guaranteed Debt Securities and Guarantees of Debt Securities

(Title of the indenture securities)

1. General	information. Furnish the following information as to the trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address
Comptroller of the Currency United States Department of the Treasury	Washington, DC 20219

Federal Reserve Bank	San Francisco, CA 94105

Federal Deposit Insurance Corporation	Washington, DC 20429

(b)	Whether it is authorized to exercise corporate trust powers.

Yes.

2.	Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.	List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”).

1.

A copy of the articles of association of The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152875).

2.	A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

3.	A copy of the authorization of the trustee to exercise corporate trust powers (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-152875).

4.	A copy of the existing by-laws of the trustee (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-229762).

6.	The consent of the trustee required by Section 321(b) of the Act (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-152875).

7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Act, the Trustee, The Bank of New York Mellon Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Los Angeles, and State of California, on the 11th day of March, 2021.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

By:	/s/ Valere Boyd
Name: Valere Boyd
Title: Vice President

EXHIBIT 7

Consolidated Report of Condition of

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

of 400 South Hope Street, Suite 500, Los Angeles, CA 90071

At the close of business December 31, 2020, published in accordance with Federal regulatory authority instructions.

Dollar amounts in thousands
ASSETS
Cash and balances due from
depository institutions:
Noninterest-bearing balances and currency and coin	1,685
Interest-bearing balances	335,190
Securities:
Held-to-maturity securities	0
Available-for-sale debt securities	77,127
Equity securities with readily determinable fair values not held for trading	0
Federal funds sold and securities
purchased under agreements to resell:
Federal funds sold in domestic offices	0
Securities purchased under agreements to resell	0
Loans and lease financing receivables:
Loans and leases held for sale	0
Loans and leases, held for investment	0
LESS: Allowance for loan and lease losses	0
Loans and leases held for investment, net of allowance	0
Trading assets	0
Premises and fixed assets (including capitalized leases)	22,577
Other real estate owned	0
Investments in unconsolidated subsidiaries and associated companies 0
Direct and indirect investments in real estate ventures 0
Intangible assets	856,313
Other assets	104,906

Total assets	$1,397,798

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LIABILITIES
Deposits:
In domestic offices	1,612
Noninterest-bearing	1,612
Interest-bearing	0
Not applicable
Federal funds purchased and securities
sold under agreements to repurchase:
Federal funds purchased in domestic offices	0
Securities sold under agreements to repurchase	0
Trading liabilities	0
Other borrowed money:
(includes mortgage indebtedness and obligations under capitalized leases)	0
Not applicable
Not applicable
Subordinated notes and debentures	0
Other liabilities	270,910
Total liabilities	272,522
Not applicable
EQUITY CAPITAL
Perpetual preferred stock and related surplus	0
Common stock	1,000
Surplus (exclude all surplus related to preferred stock)	324,364
Not available
Retained earnings	798,671
Accumulated other comprehensive income	1,241
Other equity capital components	0
Not available
Total bank equity capital	1,125,276
Noncontrolling (minority) interests in consolidated subsidiaries	0
Total equity capital	1,125,276

Total liabilities and equity capital	1,397,798

I, Matthew J. McNulty, CFO of the above-named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

Matthew J. McNulty     )    CFO

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Antonio I. Portuondo, President	)
Michael P. Scott, Managing Director	)	Directors (Trustees)
Kevin P. Caffrey, Managing Director	)

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